Lord Abbett Series Fund – Developing Growth Portfolio

Supplement dated December 23, 2010

to the Statement of Additional Information dated May 1, 2010

(Class VC Shares)

1.	The following is added to the table in the subsection titled “Management of the Funds – Officers” in the statement of additional information.

Name and Year of Birth	Current Positions with the Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005–2007) and Vice President, Director of Research, and Analyst at Trainer Wortham & Co. (2000–2005).

2.	The following replaces the fifth paragraph and the row of the table regarding the Developing Growth Portfolio in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” in the statement of additional information:

The team for the Developing Growth Portfolio is headed by F. Thomas O’Halloran. Assisting Mr. O’Halloran is Arthur K. Weise. Messrs. O’Halloran and Weise are jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed (# and Total Net Assets in Millions)
Portfolio	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Growth Portfolio	F. Thomas O’Halloran	5/$1,260.0	0/$0.0	5/$141.6
	Arthur K. Weise*	0/$0	0/$0	0/$0
* The amounts shown are as of November 30, 2010.

3.	The following replaces the row of the table regarding the Developing Growth Portfolio in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” in the statement of additional information:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Developing Growth Portfolio	F. Thomas O’Halloran	X
	Arthur K. Weise*	X
* The amount shown is as of November 30, 2010.

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